EXHIBIT 10.17


                            WORKFLOW MANAGEMENT, INC.
                            1998 STOCK INCENTIVE PLAN
                          STOCK OPTION AWARD AGREEMENT



         This Agreement is dated as of June 10, 1998, by and between Workflow Management, Inc., a Delaware corporation (the "Company"), and Jonathan J. Ledecky (the "Participant").

         1. Grant of Award. The Company hereby confirms the grant to the Participant effective at 12:01 a.m. on June 10, 1998 (the "Grant Date"), of an incentive stock option ("ISO") to purchase up to 7,000 shares and a
non-qualified   stock  option  ("NQSO")  to  purchase  up  to  1,089,895  shares
(collectively the "Option" or the "Option Shares") of the Company's common stock, $.001 par value (the "Common Stock") pursuant to the Company's 1998 Stock Incentive Plan (the "Plan"). The specific terms and conditions of the Option granted pursuant to this Agreement are set forth in the Plan; provided, however, that (i) the Option, to the extent then unexercised, will be forfeited if, as finally determined by a court, the Participant violates the "No Competition" provision (the "No Competition Clause") of his Employment Agreement ("Employment Agreement") with the Company of even date herewith, as specifically set forth in the Employment Agreement, in which event the Participant shall be subject to the section titled "Disgorging Option Gain" in the Employment Agreement with respect to both exercised and unexercised Option Shares; and (ii) the Option shall become fully vested and immediately exercisable in the event of the Participant's death prior to the Option Termination Date (as defined in Section 3 below) ("Death Clause"), as also specifically set forth in the Employment Agreement.

         2. Option Price Per Share. The exercise price of each of the Option Shares shall be $9.00 per share, which is the per share Fair Market Value (as that term is defined in the Plan) of a share of the Company's Common Stock on June 10, 1998.

         3. Vesting and Term of the Option. Subject to (i) the No Competition Clause and (ii) the Death Clause, the Participant shall be vested in the Option on and after the Grant Date, but the Option may not be exercised until June 10, 1999. The Option (to the extent not earlier exercised) will expire at 11:59 p.m. on June 8, 2008 (the "Option Termination Date"), unless sooner terminated pursuant to the provisions of the Plan.

         4.  Exercise of Option.  Subject to (i) the No  Competition  Clause and
(ii) the one-year restriction on exercise set forth in Section 3 above (as qualified by the Death Clause), the Participant may exercise the Option with respect to all or any part of the number of Option Shares by delivering to the Treasurer of the Company (i) a written notice in the form of Attachment A to this Agreement that sets forth the number of Option Shares that the Participant desires to purchase, and (ii) an amount equal to the full payment of the exercise price for those shares. The exercise of the Option in whole or in part is conditioned upon the acceptance by the Participant of the terms of this Agreement.

         5. No Rights as Shareholders Until Option Exercised. Neither the Participant nor his heirs, legal representative or guardians shall be, or shall have any of the rights and privileges of a shareholder of the Company with respect to any Option Shares, in whole or in part, before the date that the Participant exercises the Option and the certificates for the shares are mailed to the Participant.

         6. Non-Transferability of Option. Pursuant to Section 20 of the Plan, the Option shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution. Pursuant to Section 14 of the Plan, during the life of the Participant, the Option shall be exercisable only by the Participant or by such Participant's guardian or legal representative.

         7. Employment Not Affected. Nothing in the Plan or this Award Agreement shall confer upon the Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of the Participant under the Employment Agreement or otherwise.

         8. Notice. Any notice that must be given to the Company pursuant to this Agreement shall be addressed to:

                                    Treasurer
                            Workflow Management, Inc.
                               240 Royal Palm Way
                              Palm Beach, FL 33480

                  Any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         9. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Employment Agreement and the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Employment Agreement and the Plan. The Compensation Committee of the Company's Board of Directors shall interpret and construe the Plan, the Employment Agreement and this document, and its interpretations and determinations shall be conclusive and binding on the Participant and the Company and any other person claiming an interest in the Option, with respect to any issue concerning the Option. The Participant hereby acknowledges receipt of the enclosed copy of the Plan and agrees to be bound by all the terms and conditions thereof as the same may from time to time be amended, and by all determinations of the Compensation Committee thereunder.

         10. Governing Law. To the extent that federal laws do not otherwise control, this Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.







         IN WITNESS WHEREOF, this Agreement has been executed in duplicate on behalf of the Company by its duly authorized officer, and by the Participant in acceptance of the above-mentioned Option, subject to the terms and conditions of the Plan, and of this Agreement.



                                   WORKFLOW MANAGEMENT, INC.



Date: June 10, 1998                By:/s/ Thomas B. D'Agostino
                                      --------------------------
                                   Title:   Chairman of the Board,
                                   President and Chief Executive Officer



                                   PARTICIPANT



Date:  June 10, 1998               /s/ Jonathan J. Ledecky
                                   -----------------------

                                  ATTACHMENT A

                            WORKFLOW MANAGEMENT, INC.
                            1998 STOCK INCENTIVE PLAN
                          NOTICE OF EXERCISE OF OPTION

         Pursuant to the terms of the Stock Option Award Agreement for the Workflow Management, Inc. 1998 Stock Incentive Plan, dated June 10, 1998, I hereby exercise my Option to purchase the number of shares of the voting common stock of Workflow Management, Inc. that is listed below at $____________ per share.

         Enclosed are the following items:

         1. A copy of the Stock Option Award Agreement that I have signed and dated.

         2. This Notice that I have completed.

         3. A check, bank draft or money order payable to "Workflow Management, Inc." for the purchase price listed below.

         I understand that my Option shall be deemed to be exercised on the date that all of the items listed above are received by:
                                    Treasurer
                            Workflow Management, Inc.
                               240 Royal Palm Way
                              Palm Beach, FL 33480

         I understand that as soon as practicable after the Treasurer receives the items listed above, the certificates for the shares purchased shall be delivered to me by registered or certified mail to the address set forth below.

                             *   *   *   *   *   *

         A. I hereby exercise my Incentive Stock Option to purchase __________ shares at $___________ per share, for a purchase price of $_____________________________________________
 (Number of Shares Multiplied by $           )


         B. I hereby exercise my Non-Qualified Stock Option to purchase ___________ shares at $___________ per share, for a purchase price of $_____________________________________________
 (Number of Shares Multiplied by $           )


Date:
     -------------------------------------  --------------------------------
                                                [Print Name of Employee]


------------------------------------------  --------------------------------
Employee's Signature                          Address  [please print clearly]



Date received by Treasurer:__________________________